BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

This Bill of Sale, Assignment and Assumption Agreement (this "Bill of Sale") is executed and delivered as of June ___, 2008, by Superior Biotechnologies Corporation, a Delaware corporation (the "Seller"), to Raven Biofuels International Corporation, a Nevada Corporation (the "Purchaser").

RECITALS

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of the date hereof, by and between the Seller and the Purchaser (the "Purchase Agreement"), the Seller has agreed to sell and the Purchaser has agreed to purchase the Purchased Assets, as defined in Section 1.1 of the Purchase Agreement, all on the terms and conditions specified in the Purchase Agreement;

WHEREAS, the Seller and the Purchaser agree that this Bill of Sale shall evidence the transfer of the Purchased Assets, but not any other assets of the Seller;

WHEREAS, subject to the terms of Section 1.4 of the Purchase Agreement, the Purchaser has agreed to assume and to pay, perform and discharge the Assumed Liabilities; and

WHEREAS, any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for the good and valuable consideration specified in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged:

1. The Seller hereby sells, transfers, assigns, conveys, grants, and delivers unto the Purchaser and its successors and assigns all of its right, title, and interest in and to the Purchased Assets.

2. The Purchaser hereby assumes and agrees to pay, defend, discharge and perform as and when due the Assumed Liabilities under the terms of the Purchase Agreement.

3. This Bill of Sale shall be governed and construed in accordance with the laws of the State of Texas as to all matters, without regard to the conflicts of laws principles thereof.

4. This Bill of Sale is executed and delivered in connection with the Purchase Agreement and is intended to fulfill the terms therein. This Bill of Sale is expressly subject and subordinate to all the terms and provisions of the Purchase Agreement; in the event of any conflict between any term or provision hereof and any term or provision of the Purchase Agreement, the latter shall control.

5. This Bill of Sale shall bind the parties hereto and inure to the benefit of the parties and their respective successors and assigns.

6. This Bill of Sale may be executed in counterparts, each of which shall be an original and both of which together shall constitute one and the same instrument.

[*Signature Page Follows*]

EXECUTED AND DELIVERED effective as of the date first written above.

SELLER:

SUPERIOR BIOTECHNOLOGIES
CORPORATION

By: ______________________________
Thomas W. Sloop, CEO

PURCHASER:

RAVEN BIOFUELS INTERNATIONAL
CORPORATION

By: ______________________________
Ian Grant, President

EXECUTED AND DELIVERED effective as of the date first written above.

SELLER:

SUPERIOR BIOTECHNOLOGIES CORPORATION

By: ______________________________
Thomas W. Sloop, CEO

PURCHASER:

RAVEN BIOFUELS INTERNATIONAL CORPORATION

By: ______________________________
Ian Grant, President